UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: September 10, 2013
(Date of earliest event reported)

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055
_____________________________________

Delaware	82-0122297
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814
(Address of principal executive offices, including zip code)

 (208) 664-4859
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On September 10, 2013, Timberline Resources Corporation (the “Registrant”) closed a public offering (the “Offering”) of 5,000,000 shares of common stock, par value $0.001.  In connection with the Offering, the Registrant issued 150,000 warrants (“Representative’s Warrants”) to Aegis Capital Corp., as representative (the “Representative”) of certain underwriters engaged in connection with the Offering.  The Representative’s Warrants were issued to the Representative pursuant to the exemption from registration contained in Section 4(2) of the United States Securities Act of 1933, as amended.  Each Representative’s Warrant is exerciable to acquire one share of the Registrant’s common stock at an exercise price of $0.25 per share for a two year period commencing September 10, 2014.  The consideration for the issuance of the Representative’s Warrants was underwriting services provided by the Representative in connection with the Offering.

Item 7.01  Regulation FD

On September 10, 2013, the Registrant issued a press release to announce the closing of the Offering entitled “Timberline Resources Announces Closing of Public Offering of Common Stock.”  A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached to this current report on Form 8-K as Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit	Description
4.1	Representative’s Warrant Agreement dated September 10, 2013*
99.1	Press Release dated September 10, 2013**

* The foregoing Exhibit is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-181378), filed with the SEC of May 11, 2012 and declared effective on May 22, 2012, pursuant to the United States Securities Act of 1933, as amended.

**The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION (Registrant)

Dated: September 10, 2013	By: /s/Randal Hardy
Randal Hardy Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit	Description
4.1	Representative’s Warrant Agreement dated September 10, 2013*
99.1	Press Release dated September 10, 2013**

* The foregoing Exhibit is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-181378), filed with the SEC of May 11, 2012 and declared effective on May 22, 2012, pursuant to the United States Securities Act of 1933, as amended.

**The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.